UNITED STATES

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SCHEDULE 14A

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Exchange Act of 1934 (Amendment No.     )

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E95449-P33042 *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 19, 2020. Meeting Information NASDAQ, INC. Meeting Type: Annual Meeting For holders as of: March 23, 2020 Date: May 19, 2020 Time: 8:30 AM EDT Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/NDAQ2020. The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/NDAQ2020 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page). NASDAQ, INC. You are receiving this communication because you hold ONE LIBERTY PLAZA shares in the company named above. 49TH FLOOR NEW YORK, NY 10006 This is not a ballot. You cannot use this notice to vote these ATTN: EDWARD DITMIRE shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. P33042 proxy See the materials reverse and side voting of this instructions notice to obtain . E95446 -

E95449-P33042 *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 19, 2020. Meeting Information NASDAQ, INC. Meeting Type: Annual Meeting For holders as of: March 23, 2020 Date: May 19, 2020 Time: 8:30 AM EDT Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/NDAQ2020. The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/NDAQ2020 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page). NASDAQ, INC. You are receiving this communication because you hold ONE LIBERTY PLAZA shares in the company named above. 49TH FLOOR NEW YORK, NY 10006 This is not a ballot. You cannot use this notice to vote these ATTN: EDWARD DITMIRE shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. P33042 proxy See the materials reverse and side voting of this instructions notice to obtain . E95446 - Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT FORM 10-K How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 5, 2020 to facilitate timely delivery. How To Vote SCAN TO VIEW MATERIALS & VOTE w Please Choose One of the Following Voting Methods Vote By Internet: Before The Meeting: Go to www.proxyvote.com or from a smartphone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. During The Meeting: P33042 Go to www.virtualshareholdermeeting.com/NDAQ2020. Have the information that is printed in the box marked by the - arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. E95447 Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items The Board of Directors recommends you vote FOR each of the nominees listed in Proposal 1. 1. Election of 10 Directors The Board of Directors recommends you vote FOR Proposal 2. 1a. Melissa M. Arnoldi 2. Advisory vote to approve the company’s executive compensation as presented in the proxy statement 1b. Charlene T. Begley The Board of Directors recommends you vote 1c. Steven D. Black FOR Proposal 3. 3. Approval of the Employee Stock Purchase Plan, as amended and restated 1d. Adena T. Friedman The Board of Directors recommends you vote 1e. Essa Kazim FOR Proposal 4. 1f. Thomas A. Kloet 4. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending 1g. John D. Rainey December 31, 2020 The Board of Directors recommends you vote AGAINST Proposal 5. 1h. Michael R. Splinter 5. A Shareholder Proposal entitled “Adopt a New 1i. Jacob Wallenberg Shareholder Right-Written Consent” 1j. Alfred W. Zollar NOTE: To transact such other business as may properly come before the annual meeting or any adjournment or postponement of the meeting. - P33042 E95448

E95449-P33042